EXHIBIT 99.1

AMENDMENT TO
SECURITIES PURCHASE AGREEMENT

This Amendment (this “Amendment”) to the Securities Purchase Agreement by and among the Company and the Purchasers dated as of May 3, 2007 (the “Agreement”), is made as of August 20, 2007 by and among Internet Commerce Corporation, a Delaware corporation (the “Company”) and each of the purchasers identified on the signature pages hereto (each, a “Purchaser” and, collectively, the “Purchasers”).  Capitalized terms used but not defined herein shall have the meaning given to them in the Agreement.

WHEREAS, in connection with the Closing, the parties agree that the outstanding amount of the Company’s Senior Secured Convertible Bridge Notes, including all interest accrued thereon, held by the Purchasers shall convert pro rata into Series A Notes and Series B Notes as set forth in this Amendment; and

WHEREAS, the parties wish to amend and restate the Agreement as set forth in this Amendment.

NOW, THEREFORE, the parties agree to the following:

1.            The following definitions in Section 1.1 of the Agreement shall be amended and restated in their entirety:

“Company Counsel” means Troutman Sanders LLP.

“Series A Notes” means the Series A Senior Secured Convertible Bridge Notes due on the fourth anniversary of the Closing Date with an aggregate initial principal face amount of up to $35,052,708, in the form of Exhibit C.

“Series B Notes” means the Series B Senior Secured Convertible Bridge Notes due on the fourth anniversary of the Closing Date with an aggregate initial principal face amount of up to $35,052,708, in the form of Exhibit C-1.

2.            The following Exhibits and Schedules to the Agreement are replaced in their entirety:

(a)                                Exhibit C to the Agreement is replaced by Exhibit C to this Amendment.

(b)                               Exhibit C-1 to the Agreement is replaced by Exhibit C-1 to this Amendment.

(c)                                Exhibit C-2 to the Agreement is replaced by Exhibit C-2 to this Amendment.

(d)                               Schedule 2.1 to the Agreement is replaced by Schedule 2.1 to this Amendment

3.            Section 2.1 of the Agreement shall be amended and restated in its entirety to read as follows:

“Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each of the Purchasers, and each Purchaser shall, severally and not jointly, purchase from the Company, the Notes, Additional Investment Rights and Warrants set forth on Schedule 2.1, for an aggregate purchase price of $70,105,417.  At the Closing (and subject to the terms and conditions set forth in this Agreement), the Purchasers shall, severally and not jointly, purchase from the Company in the aggregate $35,052,708 of Series A Notes and $35,052,708 of Series B Notes.  The Closing shall take place simultaneously with the consummation of the Merger at the Closing Time (as defined in the Plan of Merger) at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1540 Broadway, New York, New York or at such other location or time as the parties to this Agreement may agree in writing.”

4.            Section 4.10(a) of the Agreement shall be amended and restated in its entirety to read as follows:

“At any time after the date of this Agreement, neither the Company nor any Subsidiary shall create, incur, assume or suffer to exist any Indebtedness, other than (i) trade Indebtedness, (ii) Indebtedness incurred to finance the purchase of equipment, components and other similar property and operating assets, in each case, in the ordinary course of business consistent with past practice and in an aggregate amount not to exceed $1,000,000 at any time, and (iii) Indebtedness incurred in connection with the transactions contemplated by this Agreement, including without limitation the Merger, of up to (w) in respect of the Series A Notes and Series B Notes, an aggregate amount not to exceed $70,105,416, (x) in respect of the Additional Notes, an aggregate amount not to exceed $10,000,000, and (y) in respect of certain other Indebtedness acquired in connection with the Merger under this clause (iii), $1,500,000 (provided that  within six months of the Closing Date, the Company shall reduce such Indebtedness to an aggregate amount not to exceed $500,000, unless and only to the extent such reduction is prevented by the terms of such Indebtedness), and in respect of clause (ii) and clauses (w) and (y) of clause (iii) collectively, an aggregate amount not to exceed $72,500,000 (clauses (i)-(iii) collectively, “Permitted Indebtedness”).

5.            Section 4.11 of the Agreement shall be amended and restated in its entirety to read as follows:

“Each of the parties hereto agrees that (a) all repayments or permitted prepayments of the Notes (including any accrued interest thereon) by the Company (other than by conversion of the Notes) will be paid pro rata to the holders thereof based upon the principal amount then outstanding of the series of Notes being repaid to each of such holders, and (b) except as otherwise set forth herein, all payments on the Notes shall be applied to the payment of accrued but unpaid interest before being applied to the payment of the principal.  Notwithstanding anything in this Agreement or the Notes to the contrary, the Company may only prepay or repurchase Notes as specifically provided in this

Agreement or the Notes.  Permitted prepayments or repurchases shall be made: (i) first, in respect of any outstanding amounts under the Notes, pro rata among the Series A Notes and Series B Notes up to an aggregate of $10,000,000, (ii) second, in respect of any outstanding amounts under the Series B Notes, up to $5,000,000, (iii) third, in respect of any outstanding amounts under the Series A Notes or Additional Notes, until each are repurchased or repaid in full, and (iv) then, in respect of any outstanding amounts remaining under the Series B Notes, unless, in each case, the applicable Purchaser otherwise requests in writing.  In the event (1) of any Asset Sale (as defined in the Notes) in excess of the $15,000,000 allowance pursuant to Section 8 the Notes, or (2) the Company has Excess Cash Flow for any fiscal quarter ending on or after July 31, 2007, then in each case the Company shall provide to each Purchaser a written offer (a “Prepayment Offer”) to repurchase Notes (in accordance with clauses (i) through (iv) above) in an aggregate amount equal to the total proceeds of the Asset Sale or 50% of the Excess Cash Flow, as applicable, in the same manner and on the same terms (including pricing) as set forth in Section 4.6(d), mutatis mutandis.  Each Purchaser shall have ten (10) Trading Days from receipt of the Prepayment Offer to accept such offer with respect to the Notes held by such Purchaser.  Notwithstanding anything to the contrary in this Agreement or the Notes, if the aggregate amount outstanding under the Notes, including any interested accrued and unpaid thereon, on December 17, 2007 exceeds $60,000,000 (any such excess amount, the “Excess”), the Company shall within 2 Business Days prepay the Excess pro rata in accordance with clauses (i) through (iv) above.”

6.            The parties further agree that all changes to the Agreement and the other Transaction Documents necessary to reflect the increase from $30,000,000 to $35,052,708 in the aggregate principal amount of the Series A Notes and the Series B Notes shall be deemed to have been made.  The parties further agree to take all actions and to execute, deliver and perform all such amendments, instruments, certificates and other documents as may be necessary to give effect to this Amendment and the transactions contemplated hereby.

Except as specifically set forth in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.  This Amendment shall be part of the Agreement as if contained therein.

[Remainder of page intentionally left blank.

Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

INTERNET COMMERCE CORPORATION

By:	/s/ Thomas J. Stallings
Name: Thomas J. Stallings
Title: CEO

PURCHASERS:

YORK CAPITAL MANAGEMENT, L.P.

By: Dinan Management, LLC, its general partner

By:	/s/ Adam J. Semler
Name: Adam J. Semler
Title: Chief Financial Officer

YORK INVESTMENT LIMITED

By: York Offshore Holdings, Ltd., its investment manager

By:	/s/ Adam J. Semler
Name: Adam J. Semler
Title: Director

YORK SELECT, L.P.

By: York Select Domestic Holdings, LLC, its general partner

By:	/s/ Adam J. Semler
Name: Adam J. Semler
Title: Chief Financial Officer

YORK SELECT UNIT TRUST

By: York Select Offshore Holdings, LLC, its investment manager

By:	/s/ Adam J. Semler
Name: Adam J. Semler
Title: Chief Financial Officer

YORK CREDIT OPPORTUNITIES FUND, L.P.

By: York Credit Opportunities Domestic Holdings, LLC, its general partner

By:	/s/ Adam J. Semler
Name: Adam J. Semler
Title: Chief Financial Officer

Schedule 2.1

Purchaser	Purchaser Price	Aggregate Bridge Notes Rollover	Series A Notes Principal Amount	Series B Notes Principal Amount	Additional Investment Rights — Additional Notes	Warrant Shares
York Capital Management, L.P.	$6,200,000	$1,044,226	$3,616,667	$3,616,667	$1,033,333	429,500
York Investment Limited	$20,000,000	$3,368,472	$11,666,667	$11,666,667	$3,333,333	1,385,483
York Select, L.P.	$6,800,000	$1,145,280	$3,966,667	$3,966,667	$1,133,333	471,064
York Select Unit Trust	$8,000,000	$1,347,389	$4,666,667	$4,666,667	$1,333,333	554,193
York Credit Opportunities Fund, L.P.	$19,000,000	$3,200,049	$11,083,330	$11,083,330	$3,166,668	1,316,208
Total:	$60,000,000	$10,105,416	$35,052,708	$35,052,708	$10,000,000	4,156,448